UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2024

NEUROBO PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Concord Avenue, Suite 210 Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

(857) 702-9600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRBO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2024, NeuroBo Pharmaceuticals, Inc. (the “Company” or the “Registrant”) filed a Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) with the Secretary of State of the State of Delaware to change the legal name of the Company from “NeuroBo Pharmaceuticals, Inc.” to “MetaVia Inc.,” effective as of November 29, 2024. Pursuant to Delaware law, a shareholder vote was not necessary to effectuate the Name Change and it does not affect the rights of the Company’s shareholders.

In connection with the Name Change, the Board of Directors of the Company approved an amendment and restatement (the “Fourth Amended and Restated Bylaws”) of the Company’s Third Amended and Restated Bylaws, effective as of November 29, 2024. The Fourth Amended and Restated Bylaws reflect the Name Change, as well as certain other technical changes.

Copies of the Certificate of Amendment and Fourth Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, with this Current Report on Form 8-K (the “Report”) and are incorporated herein by reference.

Item 7.01.Regulation FD Disclosure.

On November 18, 2024, the Company issued a press release announcing the Name Change and the Ticker Symbol Change (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Information contained on or accessible through any website reference in the press release is not part of, or incorporated by reference in, this Report, and the inclusion of such website addresses in this Report by incorporation by reference of the press release is as inactive textual references only.

Exhibit 99.1 hereto contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the other reports of the Company filed with the Securities and Exchange Commission (“SEC”), including that actual events or results may differ materially from those in the forward-looking statements.

The information in this Report, including Exhibit 99.1 hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The Company’s submission of this Report shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events.

On November 18, 2024, the Company announced that it intends for its common stock to cease trading under the ticker symbol “NRBO” and begin trading under its new ticker symbol, “MTVA”, on the Nasdaq Capital Market, which the Company expects to be effective on November 29, 2024 (the “Ticker Symbol Change”).

In connection with the Name Change, the Company is in the process of launching a new corporate website, metaviatx.com, effective as of November 29, 2024. The Company’s investor relations information, including press releases and links to the Company’s filings with the SEC, will be found on this website.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Registrant.
3.2	Fourth Amended and Restated Bylaws of the Registrant.
99.1	Press Release dated November 18, 2024.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROBO PHARMACEUTICALS, INC.

Date: November 18, 2024	By:	/s/ Hyung Heon Kim
Hyung Heon Kim
President and Chief Executive Officer